UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 31, 2019

P. H. Glatfelter Company

(Exact name of registrant as specified in its charter)

Pennsylvania	001-03560	23-0628360

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

96 S. George Street, Suite 520, York, Pennsylvania		17401

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		717 225 4711

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GLT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 31, 2019, the Compensation Committee of the Board of Directors of P. H. Glatfelter Company (the “Company”) amended the P. H. Glatfelter Company Supplemental Executive Retirement Plan (the “SERP”) and the P. H. Glatfelter Company Supplemental Management Pension Plan (“SMPP”), both of which provide supplemental retirement benefits to certain senior management employees of the Company.  The amendments make changes related to the termination of the P. H. Glatfelter Retirement Plan (the “Retirement Plan”).  The SERP and SMPP, as in effect prior to the amendments, are filed as exhibits to the Company’s 2012 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 8, 2013.

The Company froze benefit accruals under the Retirement Plan as of May 31, 2019 and is terminating the Retirement Plan effective June 30, 2019.  In connection with the Retirement Plan freeze and termination, the SERP and SMPP have been amended for participants who are current employees, as follows:

•	No new participants will be eligible to participate in the SERP or SMPP.
•

The SERP benefit will be calculated as if the Retirement Plan had not been frozen, with the resulting SERP benefit reduced by certain benefits provided under the Company’s enhanced 401(k) plan as a result of freezing the Retirement Plan.  The aggregate benefit provided to a SERP participant will not exceed the benefit that would have been provided had the Retirement Plan not been frozen.

•	Certain changes have been made to the SERP and SMPP formulas to give effect to the Retirement Plan termination and to comply with current law.

The description of the amended and restated SERP and the amendment to the SMPP set forth above is qualified by reference to the amended and restated SERP and the SMPP amendment, which the Company will file with its Quarterly Report on Form 10-Q for the quarter ended June 30, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P. H. Glatfelter Company

June 6, 2019	By:	/s/ Eileen L. Beck

Name: Eileen L. Beck
Title: Vice President, Human Resources